SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549


                        _________________


                            FORM 8-K

                         CURRENT REPORT
             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

                        _________________


                 Date of Report: April 15, 2003
                (Date of earliest event reported)


                       TEMPLE-INLAND INC.
     (Exact Name of Registrant as Specified in its Charter)

      Delaware             001-08634             75-1903917
  (State or Other         (Commission           (IRS Employer
    Jurisdiction          File Number)       Identification No.)
 of Incorporation)



        1300 South MoPac Expressway, Austin, Texas 78746
            (Address of Principal Executive Offices)


                         (512) 434-5800
      (Registrant's telephone number, including area code)



                         Not Applicable
  (Former Name or Former Address, if Changed Since Last Report)


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Item 7.  Exhibits.

     (c)  Exhibits.

     99.1 Press release issued by the Company on April 15, 2003, announcing an indefinite shut down of its Mt. Jewett, Pennsylvania, particleboard plant.

Item 9.        Regulation FD Disclosure.

     On April 15, 2003, the Company issued a press release announcing an indefinite shut down of its Mt. Jewett, Pennsylvania, particleboard plant. A copy of the press release is furnished as exhibit 99.1 of this report.


                            SIGNATURE

     Pursuant to the requirements of the Securities and Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              TEMPLE-INLAND INC.


Date: April 15, 2003          By:  /s/ M. Richard Warner
                                 ---------------------------
                                 Name: M. Richard Warner
                                Title: Vice President and Chief
                                       Administrative Officer

                          EXHIBIT INDEX

Exhibit   Description                                      Page
-------   ------------                                     ----

99.1       Press  release  issued by the Company  on  April   4
           15, 2003, announcing an indefinite shut down  of
           its   Mt.  Jewett,  Pennsylvania,  particleboard
           plant.